SECOND AMENDMENT TO CREDIT AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT (“Amendment”), dated as of April 17, 2023 (the “Amendment Date”), is entered into by and among Allbirds, Inc. the other Loan Parties party hereto (if any), the lending institutions party hereto as the Lenders, and JPMorgan Chase Bank, N.A., as the Administrative Agent.
WITNESSETH:
A.    The Loan Parties, the Lenders, and the Administrative Agent are party to that certain Credit Agreement, dated as of February 20, 2019 (the “Credit Agreement”).
B.    The Loan Parties have requested that the Lenders agree to amend the Credit Agreement in certain respects, as more specifically provided herein below.
C.    Subject to satisfaction of the conditions set forth herein, the Loan Parties, the Lenders, and the Administrative Agent are willing to amend the Credit Agreement as specifically provided herein below.
NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which is expressly recognized by all of the parties hereto, the parties hereto agree as follows:
Article 1
Recitals; Definitions
Section 1.1Recitals; Definitions. The recitals set forth above are incorporated herein by reference. All capitalized terms contained herein have the meaning set forth in the Credit Agreement, unless otherwise specified herein.
Article 2
Amendments to the Credit Agreement
Section 2.1 Amendments to Section 1.01 of the Credit Agreement. Effective as of the Amendment Date,
(a)each of the following definitions in Section 1.01 of the Credit Agreement, is hereby amended and restated to read in its entirety as follows:
“Dominion Event Date” means (a) the date of the occurrence of any Event of Default resulting from non-compliance by the Loan Parties with the terms of Section 5.01(g), Section 5.01(h), or Section 6.12 (provided that any such Event of Default resulting from a failure to comply with the terms of Section 5.01(g) or Section 5.01(h) will not result in a Dominion Event Date if the Loan Parties deliver the reporting information required by Section 5.01(g) or Section 5.01(h), as the case may be, within five Business Days of notice from the Administrative Agent of the Loan Parties’ failure to comply with Section 5.01(g) or Section 5.01(h)), (b) the date of the occurrence of any Event of Default under clause (a), clause (b), clause (h), clause (i), or clause (j) of Article 7, or (c) any date on which Availability is less than 25.0% of the Aggregate Revolving Commitment.
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“Maturity Date” means April 17, 2026 or any earlier date on which the Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof.
“Revolving Commitment” means, with respect to each Lender, the amount set forth on the Commitment Schedule opposite such Lender’s name, or in the Assignment and Assumption or other documentation or record (as such term is defined in Section 9-102(a)(70) of the New York Uniform Commercial Code) as provided in Section 9.04(b)(ii)(C) pursuant to which such Lender has assumed its Revolving Commitment, as applicable, as such Revolving Commitment may be reduced or increased from time to time pursuant to (a) Section 2.09 and (b) assignments by or to such Lender pursuant to Section 9.04; provided that at no time will the Revolving Exposure of any Lender exceed its Revolving Commitment. As of April 17, 2023 the aggregate amount of the Lenders’ Revolving Commitments is $50,000,000.
(b)the table in the definition of Applicable Rate , is hereby amended and restated to read in its entirety as follows:

Average Quarterly Availability	Revolver Term Benchmark/RFR Spread	Revolver CBFR/ REVSOFR30 Spread	Revolver CBFR/CB Floating Rate Spread	Commitment Fee Rate
Category 1 Greater than 20.0% of the Aggregate Revolving Commitment	1.75%	1.75%	0.00%	0.20%
Category 2 Less than or equal to 20.0% of the Aggregate Revolving Commitment	2.00%	2.00%	0.00%	0.20%

Section 2.2 Amendment to Section 2.09 of the Credit Agreement. Effective as of the Amendment Date, clause (e) and clause (f) of Section 2.09 of the Credit Agreement, are hereby amended and restated to read in their entirety as follows:
(e)    The Borrowers will have the right to increase the Aggregate Revolving Commitment by obtaining additional Revolving Commitments, either from one or more of the Lenders or another lending institution provided that (i) any such request for an increase must be in a minimum amount of $5,000,000, (ii) the Borrower Representative, on behalf of the Borrowers, may make a maximum of three such requests, (iii) after giving effect thereto, the sum of the total of the additional Commitments will not exceed $50,000,000, (iv) the Administrative Agent and each Issuing Bank have approved the identity of any such new Lender, such approvals not to be unreasonably withheld, (v) any such new Lender assumes all of the rights and obligations of a “Lender” hereunder, and (vi) the procedures described in Section 2.09(f) have been satisfied. Nothing contained in this Section 2.09 constitutes, or may otherwise be deemed to be, a commitment on the part of any Lender to increase its Commitment hereunder at any time.
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(f)    Any amendment hereto for such an increase or addition must be in form and substance satisfactory to the Administrative Agent and will only require the written signatures of the Administrative Agent, the Borrowers, and each Lender being added or increasing its Commitment, subject only to the approval of all Lenders if any such increase or addition would cause the Aggregate Revolving Commitment to exceed $100,000,000. As a condition precedent to such an increase or addition, the Borrowers must deliver to the Administrative Agent (i) a certificate of each Loan Party signed by an authorized officer of such Loan Party (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase and (B) in the case of the Borrowers, certifying that, before and after giving effect to such increase or addition, (1) the representations and warranties contained in Article 3 and the other Loan Documents are true and correct, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date and (2) no Default exists and (ii) legal opinions and documents consistent with those delivered on the Effective Date, to the extent requested by the Administrative Agent.
Section 2.3     Amendment to the Commitment Schedule of the Credit Agreement. Effective as of the Amendment Date, the Commitment Schedule of the Credit Agreement, is hereby amended and restated to read in its entirety as follows:
COMMITMENT SCHEDULE

Lender	Revolving Commitment	Commitment
JPMorgan Chase Bank, N.A.	$50,000,000	$50,000,000

Total	$50,000,000	$50,000,000

Article 3
Miscellaneous
Section 3.1     Conditions. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions:
(a)the Administrative Agent must have received a duly executed copy of this Amendment;
(b)the Administrative Agent must have received a written opinion of the Loan Parties’ counsel, addressed to the Administrative Agent and the Lenders and in form and substance satisfactory to the Administrative Agent and its counsel;
(c)after giving effect to this Amendment, as of the Amendment Date, no Event of Default may have occurred and be continuing;
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(d)the representations and warranties of the Loan Parties contained herein must be true and correct as of the date hereof;
(e)the representations and warranties of the Loan Parties contained in each other Loan Document must be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations that are limited by their terms to a specific date; and
(f)the Loan Parties must have paid to the Administrative Agent all fees, costs, and expenses owed to or incurred by the Credit Parties arising in connection with the Credit Agreement or this Amendment for which an invoice has been delivered to the Loan Parties for payment.
Section 3.2      Ratifications. The terms and provisions set forth in this Amendment modify and supersede all inconsistent terms and provisions set forth in the Loan Documents and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Documents are ratified and confirmed and continue in full force and effect. The Loan Parties agree that the Loan Documents, as amended hereby, continue to be legal, valid, binding, and enforceable in accordance with their respective terms.
Section 3.3     The Loan Parties’ Representations and Warranties. The Loan Parties hereby represent and warrant to the Credit Parties that:
(a)After giving effect to this Amendment, the representations and warranties of the Loan Parties contained in the Loan Documents are true and correct in all material respects with the same effect as though made on and as of the date hereof (except to the extent that such representations and warranties were expressly made only in reference to a specific date).
(b)After giving effect to this Amendment, no Event of Default has occurred and is continuing.
(c)The execution, delivery, and performance of this Amendment has been duly authorized by all necessary action on the part of the Loan Parties and does not and will not: (i) violate any Requirement of Law applicable to any Loan Party; (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Loan Party; or (iii) result in or require the creation or imposition of any Lien upon any assets of any Loan Party.
(d)Neither this Amendment nor any other agreement, certificate, document, or instrument executed or delivered in connection herewith by any Loan Party or any other Person (other than the Lenders), were executed or delivered in the state of Florida, no Loan Party is a Florida organization and no Loan Party has its executive offices or headquarters in Florida, no officer or employee of any Loan Party has engaged in any execution, delivery, negotiations, or other related activities with respect to this Amendment while in the state of Florida, and there are no stamp, documentary, mortgage, or intangibles taxes due in the state of Florida as a result of any Loan Party entering into this Amendment.
Section 3.4 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document furnished in connection with this Amendment, survive the execution and delivery of this Amendment, and no investigation by any Credit Party will affect the representations and warranties or the right of the Credit Parties to rely upon them.
Section 3.5 Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter
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executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement and the other Loan Documents, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement will mean a reference to the Credit Agreement, as amended hereby.
Section 3.6 Severability. Any provision in this Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction will, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable.
Section 3.7 Applicable Law. THIS AMENDMENT WILL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF CALIFORNIA WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAWS PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS).
Section 3.8 Successors and Assigns. This Amendment is binding upon and inures to the benefit of the Loan Parties and the Credit Parties and their respective successors and assigns, except the Loan Parties may not assign or transfer any of their rights or obligations hereunder or under the Credit Agreement and the other Loan Documents without the prior written consent of the Lenders as provided in the Credit Agreement.
Section 3.9 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart and a telecopy or other electronic transmission of any such executed signature page is valid as an original. This Amendment is effective upon execution by the Loan Parties and the Lenders.
Section 3.10 Effect of Amendment. No consent or waiver, express or implied, by the Lenders to or for any breach of or deviation from any covenant, condition, or duty by any Loan Party may be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition, or duty. Each Loan Party hereby (a) agrees that this Amendment does not limit or diminish the obligations of such Loan Party under the Loan Documents delivered in connection with the Credit Agreement, executed or joined in by such Loan Party and delivered to the Credit Parties, (b) reaffirms such Loan Party’s obligations under each of such Loan Documents, and (c) agrees that each of such Loan Documents to which such Loan Party is a party remains in full force and effect and is hereby ratified and confirmed.
Section 3.11 Release. TO INDUCE THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, EACH LOAN PARTY REPRESENTS AND WARRANTS THAT AS OF THE DATE OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO THE LOAN PARTIES’ OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES, OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE AMENDMENT DATE AND RELEASES AND DISCHARGES EACH CREDIT PARTY, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES, AND ATTORNEYS (COLLECTIVELY THE “RELEASED PARTIES”) FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION, OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, THAT ANY LOAN PARTY NOW HAS OR MAY HAVE AGAINST ANY OF THE RELEASED PARTIES ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.
Section 3.12 Further Assurances. The Loan Parties will execute and deliver, or cause to be executed and delivered, to the Administrative Agent such documents and agreements, and will take
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or cause to be taken such actions as the Administrative Agent may, from time to time, reasonably request to carry out the terms of this Amendment and the other Loan Documents.
Section 3.13 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and do not affect the interpretation of this Amendment.
Section 3.14 Entire Agreement. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.
Section 3.15 Amendment as a Loan Document. This Amendment constitutes a Loan Document and any failure of the Borrower to comply with the terms and conditions of this Amendment will result in an Event of Default under the Credit Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers in several counterparts effective as of the Amendment Date specified in the introductory paragraph hereof.
BORROWER:
ALLBIRDS, INC.
By: /s/ Joseph Zwillinger
Joseph Zwillinger
Co-Chief Executive Officer

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LENDER:
JPMORGAN CHASE BANK, N.A.
By: /s/ George Burnett
George Burnett
Authorized Officer
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